Earnings per share	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
Earnings per share
Earnings per share
Basic earnings per share is calculated by dividing profit after taxes by the weighted average number of Shares in issue and outstanding during the period. Diluted earnings per share is calculated in a similar manner, but includes the effect of dilutive securities, principally share options, restricted stock units and performance share units. Share‑based payment awards that are contingently issuable upon the achievement of specified market and/or performance conditions are included in the diluted earnings per share calculation based on the number of Shares that would be issuable if the end of the period was the end of the contingency period.
The following table summarises basic and diluted earnings per share calculations for the years presented:

	Year ended 31 December
	2022	2021	2020
Profit after taxes attributable to equity shareholders (€ million)	1,508	982	498
Basic weighted average number of Shares in issue(A) (million)	457	456	455
Effect of dilutive potential Shares(B) (million)	1	1	1
Diluted weighted average number of Shares in issue(A) (million)	458	457	456
Basic earnings per share (€)	3.30	2.15	1.09
Diluted earnings per share (€)	3.29	2.15	1.09
(A)As at 31 December 2022, 31 December 2021 and 31 December 2020 the Group had 457,106,453, 456,235,032 and 454,645,510 Shares, respectively, in issue and outstanding.
(B)For the years ended 31 December 2022, 31 December 2021 and 31 December 2020, no options to purchase Shares were excluded from the diluted earnings per share calculation. The dilutive impact of all outstanding options, unvested restricted stock units and unvested performance share units was included in the effect of dilutive securities.